UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009

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Protective Products of America, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53580 (Commission File Number)	26-3479709 (IRS Employer Identification No.)

1649 Northwest 136th Avenue
Sunrise, Florida  33323
(Address of Principal executive offices, including Zip Code)

(954) 846-8222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2009, The Honorable Dennis DeConcini resigned, effective August 15, 2009, as a director of Protective Products of America, Inc. (the “Company”).  Senator DeConcini’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

On May 13, 2009, prior to the Company becoming a reporting issuer under the Securities Exchange Act of 1934, the Company entered into a Separation Agreement, Consulting Agreement and General Release with Stephen Giordanella, the Company’s former Chief Executive Officer. A copy of the agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, Consulting Agreement and General Release, dated as of May 13, 2009, between Protective Products of America, Inc. and Stephen Giordanella

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE PRODUCTS OF AMERICA, INC.

Date: August 17, 2009	/s/ JASON A. WILLIAMS
Name: Jason A. Williams
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, Consulting Agreement and General Release, dated as of May 13, 2009, between Protective Products of America, Inc. and Stephen Giordanella

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